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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          Form 8-K/A (Amendment No. 1)

                                 Current Report



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported):  April 20, 2001



                           Rudolph Technologies Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                           000-27965                 22-3531208
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(State or other jurisdiction      (Commission             (IRS Employer
of Incorporation)                 File Number)            Identification No.)



                      One Rudolph Road, Flanders, NJ 07836
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                    (Address of principal executive offices)



          Registrant's telephone number, including area code: (973) 691-1300
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 EXPLANATORY NOTE
 ----------------

         On April 25, 2001, Rudolph Technologies, Inc. (the "Registrant") filed a current report on Form 8-K which disclosed that it made the decision to (i) dismiss PricewaterhouseCoopers LLP as its independent accountants effective with the filing of the Registrant's Form 10-Q for the period ended March 31, 2001 and (ii) engage Arthur Andersen, LLP as its independent accountants effective after the filing of the Registrant's Form 10-Q for the period ended March 31, 2001.

         This amendment to such current report on Form 8-K is being filed by the Registrant to disclose the effective date of (i) the dismissal of PricewaterhouseCoopers LLP as the independent accountants of the Registrant and
 (ii) the engagement of Arthur Andersen, LLP as the independent accountants of the Registrant.

 Item 4. Changes in Registrant's Certifying Accountant
 -----------------------------------------------------

     (a)  Previous independent accountants

          (i) On April 20, 2001, Rudolph Technologies made the decision to dismiss PricewaterhouseCoopers LLP as its independent accountants effective with the filing of the Registrant's Form 10-Q for the period ended March 31, 2001. The Registrant's Form 10-Q for the period ended March 31, 2001 was filed and the dismissal of PricewaterhouseCoopers LLP became effective on May 14, 2001. The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

          (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

          (iii) In connection with its audits for the two most recent fiscal years and through May 14, 2001, there have been no disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission) with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

          (iv) During the two most recent fiscal years and through May 14, 2001, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

          (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above

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                 statements. A copy of such letter, dated May 17, 2001, is filed as Exhibit 16 to this Form 8-K/A.


     (b)  New independent accountants

          (i) On April 20, 2001, the Registrant made the decision to engage Arthur Andersen, LLP as its independent accountants effective after the filing of the Registrant's Form 10-Q for the period ended March 31, 2001. The engagement of Arthur Andersen, LLP became effective on May 14, 2001. During the two most recent fiscal years and through May 14, 2001, the Registrant has not consulted with Arthur Andersen, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Arthur Andersen, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

 Item 7.   Financial Statements and Exhibits
 -------------------------------------------

     (c)  Exhibits

     Exhibit 16     Letter from PricewaterhouseCoopers LLP to the Securities
                    and Exchange Commission dated May 17, 2001 pursuant to Item 304(a) (3) of Regulation S-K.
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               Rudolph Technologies, Inc.



Date:  May 18, 2001            By: /s/ Steven R. Roth
                                  ---------------------------------------
                                  Steven R. Roth, Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.        Description of Exhibit
-----------        ----------------------

16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 17, 2001 pursuant to Item 304(a) (3) of Regulation S-K.